THE FBR FUNDS

Equity Funds

I Class

FBR Pegasus Small Cap Growth Fund™ (FBPGX)

FBR Pegasus Fund™ (FBPIX)

FBR Pegasus Mid Cap Fund™ (FBPMX)

FBR Pegasus Small Cap Fund™ (FBPYX)

Supplement dated August 27, 2010

to the Prospectus and Statement of Additional Information dated February 26, 2010

1.   Matters With Respect to the FBR Pegasus Small Cap Growth Fund™:  Reorganization of the Fund

Effective as of the close of business on August 27, 2010, the FBR Pegasus Small Cap Growth Fund™ was reorganized into the FBR Small Cap Fund (formerly the FBR Pegasus Small Cap Fund™).  Accordingly, all references to the FBR Pegasus Small Cap Growth Fund™ are hereby deleted from the Prospectus and the Statement of Additional Information and shares of the Fund are no longer offered.

2.  Matters With Respect to the FBR Pegasus Fund™:  Change in the Name of the Fund and Change in the Fund’s Principal Investment Strategy

Effective as of the close of business on August 27, 2010: (1) the name of the Fund has been changed to the FBR Large Cap Fund and (2) the Fund’s principal investment strategy has been changed to provide that the Fund will invest primarily in the securities of large-cap companies, which the Fund considers to be those issuers having market capitalizations of $3 billion or more.

Accordingly, the first paragraph under “Principal Investment Strategies” on Page 3 of the Prospectus is replaced in its entirety with the following description of the Fund’s revised investment strategy:

Under normal market conditions, the Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of large-cap companies.  The Fund’s policy of investing at least 80% of its net assets in large-cap companies may only be changed upon 60 days notice to shareholders.  The Fund considers large-cap companies to have market capitalizations of $3 billion or more, measured at the time of purchase.  The Fund may invest up to 20% of its net assets in securities of companies with smaller market capitalizations.

    There has been no change in the Fund’s investment objective or its portfolio managers.

3.  Matters With Respect to the FBR Pegasus Mid Cap Fund™:  Change in the Name of the Fund

Effective as of the close of business on August 27, 2010, the name of the Fund has been changed to the FBR Mid Cap Fund.  There has been no change in the Fund’s investment objective, investment strategies or portfolio manager.

4.  Matters With Respect to the FBR Pegasus Small Cap Fund™:  Change in the Name of the Fund

Effective as of the close of business on August 27, 2010, the name of the Fund has been changed to the FBR Small Cap Fund.  There has been no change in the Fund’s investment objective, investment strategies or portfolio manager.

Investors should retain this supplement for future reference.